UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

LINNCO, LLC
LINN ENERGY, LLC
(Exact name of registrant as specified in its charters)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	001-35695 000-51719 (Commission File Number)	45-5166623 65-1177591 (IRS Employer Identification No.)

600 Travis, Suite 5100 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (281) 840-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
On March 18, 2014, Linn Energy, LLC (the “Company” or “we”) sent a notice to former participants in the Berry Petroleum Company Thrift Plan (“Berry Plan”) of a blackout period with respect to the Berry Plan account necessary to transfer the Berry Plan to the Linn Operating, Inc. 401(k) Profit Sharing Plan. The blackout will begin at 3:00 p.m. Central time on April 17, 2014 and is expected to end the week of May 4, 2014. During this blackout period, the ability of former participants in the Berry Plan to make investment changes, request loans, withdrawals, distributions or rollovers will be suspended. Shares of LinnCo, LLC that are currently held in the Berry Plan are subject to this blackout period. Inquiries about this blackout period should be directed to Candice J. Wells, Linn Energy, LLC, 600 Travis, Suite 5100, Houston, Texas 77002, 281-840-4100.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINNCO, LLC
Date: March 24, 2014	By:	/s/ Candice J. Wells
Candice J. Wells
Vice President, General Counsel and Corporate Secretary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC
Date: March 24, 2014	By:	/s/ Candice J. Wells
Candice J. Wells
Vice President, General Counsel and Corporate Secretary